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SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 15, 2003

H&E EQUIPMENT SERVICES L.L.C.
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Louisiana (State or other jurisdiction of incorporation)	333-99589 333-99587 (Commission File Numbers)	72-1287046 (IRS Employer Identification No.)
11100 Mead Road, Suite 200, Baton Rouge, Louisiana 70816 (Address of Principal Executive Offices, including Zip Code)
(225) 298-5200 (Registrant's Telephone Number, Including Area Code)
Not applicable (Former Name or Former Address, if Changed Since Last Report)

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c)
Exhibits

99.1
Press Release dated May 15, 2003.

Item 9. Regulation FD Disclosure.

        The following information is being provided under Item 12 "Disclosure of Results of Operations and Financial Conditions" and is included under Item 9 in accordance with SEC release No. 33-8216 (March 28, 2003).

        On May 15, 2003, we issued a press release announcing our financial results for the quarter ended March 31, 2003 and providing an update of our litigation status. A copy of the press release is furnished with this report as Exhibit 99.1 to this current report on Form 8-K and is incorporated herein by reference.

SIGNATURES

        According to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

H&E EQUIPMENT SERVICES L.L.C.
Date: May 15, 2003	/s/ LINDSAY C. JONES
	By:	Lindsay C. Jones
	Its:	Chief Financial Officer

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  Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
  Item 9. Regulation FD Disclosure.
SIGNATURES